UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 19, 2005

BRE Properties, Inc.

(Exact name of registrant as specified In Its charter)

Maryland	1-14306	94-1722214
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 Montgomery Street, 36th Floor, San Francisco, CA	94104-4809
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (415) 445-6530

(Former name or former address, If changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On July 19, 2005, BRE Properties, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRE Properties, Inc. (Registrant)

Date: July 19, 2005		/s/ Edward F. Lange, Jr.
	Name:	Edward F. Lange, Jr.

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press Release dated July 19, 2005.